Senior Executive Officer Employment Arrangements
                                   Fiscal 2006


--------------------- ------------------- ------------------------------- --------------------- ----------------------
                                                                           Stock Appreciation
        Name             Base Salary           Cash Bonus Potential           Rights(1)(2)       Restricted Stock(3)
--------------------- ------------------- ------------------------------- --------------------- ----------------------
Lloyd Hill                  $830,000      up to 125% of base salary               279,000                47,500
--------------------- ------------------- ------------------------------- --------------------- ----------------------
Dave Goebel                 $550,000      up to 100% of base salary               139,000                23,500
--------------------- ------------------- ------------------------------- --------------------- ----------------------
Steve Lumpkin               $475,000      up to 85% of base salary                 99,500                16,850
--------------------- ------------------- ------------------------------- --------------------- ----------------------
John Cywinski               $413,100      up to 70% of base salary                 54,000                10,000
--------------------- ------------------- ------------------------------- --------------------- ----------------------
Stan Sword                  $350,000      up to 65% of base salary                 54,000                 9,000
--------------------- ------------------- ------------------------------- --------------------- ----------------------
Carin Stutz                 $310,500      up to 65% of base salary                 90,000                     -
--------------------- ------------------- ------------------------------- --------------------- ----------------------

     (1) Will be granted pursuant to the Company's Amended and Restated 1995 Equity Incentive Plan (the "Plan"). Upon exercise, executives will receive the number of shares of common stock equal to the appreciation in the fair market value of the number of shares set forth above based on the difference between the fair market value on the grant date and the fair market value on the date of exercise. Only the number of shares of common stock delivered as payment of such appreciation will count against the shares available for issuance under the Plan. The stock appreciation rights will be granted in equal quarterly installments during fiscal 2006, if the executive continues in his or her position, beginning March 1, 2006 and will vest 3 years from the date of the first grant in March, 2006. .

     (2) Executives may elect to receive additional stock appreciation rights in exchange for restricted stock at a 4-to-1 ratio. Ms. Stutz made this election.

     (3) The restricted stock will be granted under the Plan in equal quarterly installmants during fiscal 2006, if the executive continues in his or her position, beginning March 1, 2006. The restricted stock is subject to three-year restriction period from the date of the first grant in March 2006.

     Mr. Hill has a written employment agreement and severance and noncompetition agreement and Mr. Lumpkin and Mr. Goebel have written employment agreements with the Company that are filed as exhibits with the Company's appropriate filings under the Securities Exchange Act of 1934. Their base salary, cash bonus and incentive compensation is set each year by the Executive Compensation Committee. Cash bonuses are paid pursuant to the Company's existing cash bonus plans, which are filed as exhibits with the appropriate filings under the Securities Exchange Act of 1934. They may participate in the Company's FlexPerx program, Deferred Compensation Plan, Executive Retirement Plan and Executive Health Plan and other benefit programs provided to employees generally, based on each plan's eligibility requirements. The FlexPerx program, Deferred Compensation Plan, Executive Retirement Plan and Executive Health Plan are also filed as exhibits with the Company's appropriate filings under the Securities Exchange Act of 1934.

     Mr. Cywinski, Mr. Sword and Ms. Stutz do not have written employment agreements with the Company. Their base salary, cash bonus and other incentive compensation is set each year by the Executive Compensation Committee. Cash bonuses are paid pursuant to the Company's existing cash bonus plans, which are filed as exhibits with the appropriate periodic filing under the Securities Exchange Act of 1934. They may participate in the Company's FlexPerx program, Deferred Compensation Plan, Executive Retirement Plan, Executive Health Plan and other benefit programs provided to employees generally, based on each plan's eligibility requirements. They have each entered into the Company's standard forms of Change in Control and Non-Compete Agreement, which have been filed as exhibits with the Company's appropriate filings under the Securities Exchange Act of 1934.